UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant’s telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period:1/31/10

Item 1.  Reports to Stockholders.

Annual Report

January 31, 2010

1-866-97-PALIX

www.palantirfunds.com

Distributed by Northern Lights Distributors, LLC

FINRA/SIPC Member

January 31, 2010

Dear Shareholders -

2009 was a year of extraordinary contrasts for the stock market and for the Palantir Fund. After falling 25% through the year’s first 10 weeks, the S&P 500 index turned up and rallied strongly from early March through mid-October finishing the year up over 26%. The Palantir Fund (PALIX) handled the first half of the year quite capably. At June 30, 2009 the S&P 500 index was up 3.1% while the Palantir Fund had gained 12.7%. At mid-year our read on the economy was to expect the downward momentum to transition to a modest recovery. Since stocks had bounced strongly from their March lows, we took some profits in the portfolio and increased our hedging to place the fund in a “neutral” somewhat defensive posture. Big mistake.

			Annualized
	Year to Date 12/31/2009 - 1/31/2010	1 Year 1/31/2009 - 1/31/2010	5 Year 1/31/2005 - 1/31/2010	10 Year 1/31/2000 - 1/31/2010	Since Inception 4/17/2007 -1/31/2010
Palantir Fund (PALIX)	-0.75%	14.03%	NA	NA	-1.64%
S&P 500 TR Index	-3.60%	33.14%	0.18%	-0.80%	-8.64%
Lipper Long/Short Index	-2.96%	19.07%	0.40%	NA	-8.36%

Performance Disclosures:

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. For performance information current to the most recent month end please call 1‐866‐97‐PALIX. There is no front‐end load for the Palantir Fund. The annual operating expense for Palantir Fund is 2.02%, plus acquired fund fees and short interest expenses of 0.53%.

While our read on the economy was excellent, stocks paused briefly then surged from July into mid-October. During this fourteen week party, the market rally was led by mostly lower quality stocks in an upswing of risk-taking. In this environment the Palantir Fund languished as we had moved to reduce risk and volatility in the portfolio.

While the Fund gained over 14% during the 2009 calendar year, it finished about 19% behind the S&P 500 index. After ending 2008 more than 18% better than the S&P 500 index, the Palantir Fund’s performance since inception continues to reflect substantial value-added both over the S&P 500 index and the long/short benchmarks.

The silver lining in the July through mid-October period market run-up is a rich pool of over-valued short candidates to eventually complement our core long positions. Our market forecast for 2010 calls for high levels of volatility in both directions. As a long/short manager this presents an opportunity to leverage our research and nimble management style to its greatest effect by seeking gains both long and short.

Since our last shareholder letter in mid 2009, the portfolio profited from a diverse mix of positions. Energy, led by gains in Linn Energy (LINE) and Breitburn Partners (BBEP), was productive.  In both cases we were attracted to undervalued assets and a generous dividend stream. Gold related company International Royalty (ROY) received a buyout offer at a 60% premium to its pre-announcement price. Nice profits were harvested from short positions in MGM Grand (MGM) and Continental Airlines (CAL).

Given the market run-up from July through mid-October, our shorts mostly worked against us. While our strict loss discipline in the fund’s short positions effectively limited the magnitude of any particular loss, we were frustrated by several smaller losing positions. We believe that our research has uncovered several fundamentally weak or flawed companies which remain on our “radar” for re-shorting at a future time. As the market dropped about 8% from mid-January 2010, our shorts effectively limited our exposure to the correction (PALIX fell less than 2%).

Investment Themes for 2010

Agriculture in Asia

The investment thesis is straightforward: as hundreds of millions of Asians move from a subsistence existence toward higher income levels, our research sees an  accelerating demand for increased variety and quality of food. We also project that the percentage of Asian diets made up by protein will continue to expand.

This theme has led the Palantir Fund into several stocks which were productive in 2009 and which we believe remain at relative bargain prices. Three of our key agricultural holdings are not traded on U.S. markets, and we own them in the Asian currencies. However lumpy the future growth in Asian economies, we believe that food will be one of the last purchases vulnerable to cutbacks.

Targeted Technology

Our research has uncovered specific opportunities in global technology. We are involved in a company which is well positioned to profit if “smart” phones continue to take global market share from basic phones.  Another holding is a global leader in robotics, which may see sales accelerate if global economic growth disappoints (automate a factory and reduce headcount).  A third company is on the cutting edge of electronic gaming and entertainment in China. What these companies have in common is low debt levels, high cash flow generation and a growth story which works relatively well in good and poor economic times.

Smaller Gold Exploration and Production Companies

In 2008 gold prices wandered back and forth while stock market indexes dropped sharply. Unlike gold prices, shares of smaller gold exploration and production companies were decimated – many fell 90% or more in price. While gold is trading about 35% higher today than at the beginning of 2008, some of these better quality, smaller gold miners are still down 50% in price over the same period. The resulting “valuation gap” is an opportunity the Palantir Fund is positioned to profit from. We are not alone in seeing value in smaller gold companies. Just since the autumn of 2009 there have been several examples of bigger gold mining companies buying smaller competitors. One of these was Royal Gold (RGLD) buying our shares of International Royalty (ROY) at a huge premium (over 60%). Our work indicates that we may do quite well in this sector even if gold goes sideways in price.

Short Themes

In general we are looking for over-valued companies which have borrowed aggressively, produce low levels of cash flow, and could be plagued with slowing growth if the economy disappoints. Our largest short positions continue to be in junk bond index funds.

The fund’s macro research led us to short the Euro at the end of 2009. This is working out well, and with the troubles in Greece threatening the entire European Union we are exploring additional opportunities to profit if Europe continues to struggle.

Constructing and managing the Palantir Fund is a research intensive, stock by stock process. Yet the “big picture” is also important. The next section is a reprint of our whitepaper, “Stocks in 2010:  Party On or Party Over?”, which details our thoughts on the macro environment regarding the economy, politics and investment markets in 2010.

Respectfully,

Tom Samuels

Portfolio Manager for the Palantir Fund

                                 . . . Managing wealth across volatile markets

Stocks in 2010:  Party On or Party Over?

By Tom Samuels, Portfolio Manager

Rarely have opinions been as widely divergent in the professional investing community regarding the near term direction of the economy and stock prices than they are at the present. The typical gap between bulls and bears has widened to a chasm. This paper attempts to present the key arguments on both sides of the current debate and then layout the reasons we feel that the realities of the global economy and investment markets dictate a return of the bear.

The Central Disagreement

The bull case rests on the assumption that the economic weakness that began in 2007 is a “normal” cyclical downturn in the economy (a recession). Therefore, say the bulls, it is a straightforward matter to look at the last 60 or so years of economic history and measure this downturn against previous recessions. Viewed through this lens of economic and market history, one would conclude that by the last half of 2009, the 2007 - 2009 downturn lasted longer than normal and caused stocks to fall farther than average and hence the economy and stock market should be rebounding and rebounding strongly, especially given the generous monetary stimulus to date. The bulls point to 3rd and 4th quarter headline GDP growth as evidence of passing the bottom and are confident in their predictions of continued recovery.

So confident are the bulls that several chief investment strategists from key Wall Street firms are aggressively raising their estimates of 2010 GDP growth from good results to predicting “boom” economic and market conditions. These bulls see “pent-up demand” driving a surge in consumer spending and being matched by new corporate investment as companies scramble to add workers and production facilities to keep up. The bulls believe that government policy has steadied our system and interest rates will stay low fueling resurgent real estate and auto sectors.

The Bull case is so tidy and seductively made-up that one hesitates to even spend time considering the alternative. Well, almost.

The Bears believe that the bulls are wrong in their fundamental assumption that the downturn begun in 2007 is, in any way, a typical or normal cyclical recession. The view of many Bears is that the current situation is caused by the collapse of a credit bubble. While cyclical downturns happen every few years, a credit bubble happens only every 60 to 90 years. Policy prescriptions which help in a typical recession often make a credit crunch worse. The last 2 credit bubbles popped in 1929 and 1873. The economic pain from both lasted a good many years (about 20 years in both cases) and resulted in prolonged economic and market volatility. Unfortunately, we fear the current version is likely to follow a similar course. Already we have traversed a full decade from January 2000 through December 2009 with negative compounded returns in the S&P 500 index.

When the bulls look at structural economic flaws exposed in 2007 and 2008, they do not believe that the government “fixed” them (even the government does not claim to have fixed or repaired the important structural dysfunctions), but they do believe that government action “bought” us enough time to get past them.

Bears view the gargantuan government bailouts with no real structural repair as ridiculous (throwing good money after bad). Clearly America’s largest economic problem was, and is, too much debt. The government’s answer: go dramatically further into debt and encourage consumers to do the same. Trillion dollar federal deficits, states and cities teetering on bankruptcy and consumers bribed to continue borrowing (how else to view “cash for clunkers” and the first time home buyers credit?) begs the question a bright 4th grader might ask: Is it reasonable to assume that a sustainable solution to a crisis caused by out of control debt is to massively borrow more?

Taxes, Debt and Deficits

As tax collections have steadily fallen since 2007, public coffers at the federal, state and local level are under increasing pressure. Demands for government funds grow during difficult times, and spending levels were already too often in deficits while times were good. Most states and many local governments have been playing accounting games for years and crunch time may be approaching as tax collections continue to fall. State and local tax revenues fell another 6.7% in the 3rd quarter of 2009 from the same quarter of 2008 (which, if you recall, was a pretty bad quarter). Local and state governments are responding with revenue enhancers like raising fees, writing more traffic citations… but the downward trend in collected tax revenue is intractable so far.

Of course, the politicians in Washington D.C. get to print money, so they don’t seem to worry quite as much about the immediate impact of deficit spending. However, as the federal debt and deficit spirals out of control, just paying the interest becomes more and more difficult. Given 2010’s newly forecast federal budget deficit (of over $1.5 trillion) and the 2010 maturities of our already accumulated debt, our treasury will have to sell well over $2.5 trillion in Treasury bonds this year. Since much of this debt is short term (less than 1 year in maturity), and T-bills are yielding from 0% to 0.3%, one wonders how much longer bond buyers will be willing to lend their money while earning little or no interest in return. If the economy were truly embarking on a boom phase, wouldn’t it be hard for the government to induce trillions of new dollars into Treasury bonds yielding near zero?

Economic Growth and Interest Rates

Recently a study was conducted to determine how sensitive the U.S. economy was to rising interest rates. As the chart below shows, the study concluded that a 1% increase in treasury rates would drop economic growth (GDP) by about 3.7%! So if interest rates rise, much our GDP will be crushed. Yet the supply of Treasuries that must be sold is a tidal wave that cannot be held back and buyers must be found. So far, the Federal Reserve has been buying the surplus supply of Treasury bonds. How long can the Fed be the buyer of last resort? One branch of government printing debt and selling it to another quasi-branch of government hardly seems like a sustainable solution. Does it?

U.S. Domestic Debt Service Sensitivity Analysis
For illustrative purposes we’re provided a simplified example which assumes that all domestic debt rolls each year at some new prevailing market rate. Rate scenarios are shown in the left hand column.
Parallel Shift in Rates	Change in Annual Debt Service	As a % of GDP
-1.0%	$ (527,920,000,000)	-3.7%
-0.5%	$ (263,960,000,000)	-1.9%
0.0%	$ -	0.0%
0.5%	$ 263,960,000,000	1.9%
1.0%	$ 527,920,000,000	3.7%
1.5%	$ 791,880,000,000	5.6%
2.0%	$ 1,055,940,000,000	7.4%
2.5%	$ 1,319,800,000,000	9.3%
3.00%	$ 1,583,760,000,000	11.10%
3.5%	$ 1,847,720,000,000	13.0%
4.0%	$ 2,111,680,000,000	14.8%
4.5%	$ 2,375,640,000,000	16.7%
5.0%	$ 2,639,600,000,000	18.5%
Source: Blackrock and Bloomberg

In the 3rd quarter of 2009, GDP was first reported at 3.5%, then revised to 2.8%, then further revised down to 2.2%. A deeper look into the numbers showed that the “cash for clunkers” program accounted for 1.5% growth all by itself, which leaves “repeatable” GDP at 0.7% (2.2 – 1.5 = 0.7). This simple math tells us that what was initially trumpeted as 3.5% growth reduces to 0.7% after the adjustments. Hardly seems like the launch of boom times.

4th quarter GDP was initially reported at 5.7%. “Boom” times indeed. Yet the day of the announcement the S&P 500 index dropped 1%. Looking deeper into the components of the GDP report, 3.4% of the 5.7% was an accounting adjustment for inventories. So the starting number looks to be closer to 2.3% before further revisions. Lately the downward revisions have been substantial.

A strong case could be made that what has been trumpeted as “surging” economic growth is actually little more than bouncing along a bottom. Not getting worse, but not getting much better.

Employment

 It will be impossible to generate and sustain economic growth without the employment situation improving dramatically. Headline unemployment is near 10% and is not improving. A look beneath the surface shows an even worse situation. Over the last 20 years we have stopped including 2 big groups of the jobless in our accounting. According to the Bureau of Labor Statistics (BLS), as of December 2009 there were 15.4 million Americans out of work in the headline unemployment rate of 10%. However, the BLS also counts two more groups that used to be in the jobless number and now are excluded. As of December 2009, there were 9.2 million workers who want full-time jobs but have been laid off and now work part-time while they look for full-time work. There are also 2.3 million “marginally attached” or discouraged workers who want full time work but have given up looking. When these groups are added back into the unemployment picture (they were included prior to 1993), there are 26.9 million unemployed Americans for a total unemployment rate of 17.5%.

Again, the picture that seems to emerge from government reporting on GDP and employment after “adjustments” is an economy which is bouncing along a bottom -  not surging in recovery. Since consumer spending makes up 70% of the U.S. economy, no lasting recovery can emerge without an upswing in job creation.

Saving not Spending

The U.S. consumer is recalcitrant. Soon after the powers that be persuaded many to use their houses as an ATM to facilitate spending in excess of income, the real estate market fell apart and the veil was torn for all to see: many of us are living beyond our means. The logical response to excess borrowing and spending is to cut back consumption and begin to pay down debt and save. Unfortunately, this is exactly the opposite of what the government is doing, and the opposite of what the government wants Americans to do. Government policy has been trying to rev up the old borrow and spend engine but instead many Americans are paying down debt and saving money.

The month to month measure of consumer credit in America has never fallen into outright contraction since the statistic has been recorded (Post WWII).  As the chart below shows, this time it’s different.

2009 shows clearly that when the government arbitrarily gives Americans a few thousand dollars to buy something, they will respond. Cash for Clunkers and the home buying tax credit are easy examples. However, what is also clear is that when the artificial incentive is removed transactions plummet. Americans have been paying down debt steadily for almost two years straight. That has never happened before in U.S. history.

While our government believes that the solution for too much debt is to go deeper into debt, many Americans and businesses are following a more common sense path.

Real Estate

Bankruptcies and foreclosures remain very problematic. Foreclosures currently in progress are 80% higher than 1 year ago (over 1 million homes are currently in the process of foreclosure). A whole new round of mortgage interest resets are starting later this year. Tens of thousands of mortgages will lose their low teaser rates and reset to higher rates. Home prices have mostly leveled off but are not rising much. When foreclosures and “short sales” are stripped out, home resales remain at depressed levels. New home sales and inventories paint a grim picture.

As the chart below shows, the last time mortgage resets began to climb was 2006-2007.

Mortgage Resets Are Back

Option ARM
Alt A
Prime
Subprime
We are here
Total Loan Balance ($Bil)
20
15
10
5
0
1/1/2006
5/1/2006
9/1/2006
1/1/2007
5/1/2007
9/1/2007
1/1/2008
5/1/2008
9/1/2008
1/1/2009
5/1/2009
9/1/2009
1/1/2010
5/1/2010
9/1/2010
1/1/2011
5/1/2011
9/1/2011
1/1/2012
5/1/2012
9/1/2012
Source: Loan Performance, Amherst Securities

Source: Loan Performance, Amherst Securities

Since 2007, the federal government has effectively nationalized the mortgage industry (along with much of the U.S. auto industry). A huge percentage of new mortgages in the U.S. are now being made by the Federal Housing Administration (FHA). In order to “stimulate” the real estate market, the FHA has been making loans with as little as 3.5% down. With the new home buyer tax credit, many families are “buying” homes with no money down (just like the glory days a few years ago!). The FHA loan portfolio is estimated to be leveraged about 50 to 1! This means that if they experienced losses of just 2% the FHA would be bankrupt and next in line for a taxpayer bailout (the FHA would be joining the line with Fannie Mae, Freddie Mac and the FDIC who are currently receiving massive and on-going bailouts).

Recently a member of Congress said, “Let’s be clear: without the FHA there would be no mortgage market right now”. Of course, she was wrong. There would be a mortgage market. Just not one funded at artificially low rates with no money down for questionable credit risks. As an indication of FHA mortgage “prowess”: Over 20% of new FHA mortgage loans made in 2008 are already in foreclosure or delinquent. In addition, the Comptroller of the Currency informs us that well over 40% of previously delinquent mortgages “modified” by the FHA are back in default within one year.

All this evidence leads one to conclude that home prices in certain regions remain artificially supported and vulnerable to falling again - especially if interest rates rise.

As if the status of residential real estate was not tenuous enough, new FDIC guidelines regarding bank loans for commercial real estate are truly shocking. In December 2009, the FDIC quietly instructed that as long as a bank, in the bank’s sole discretion, felt that a commercial real estate borrower could eventually repay a loan secured by commercial property, the bank would not have to reserve for the questionable loan no matter how far down the commercial property fell in value.

Of course, this incentivizes a bank to lend more to a distressed borrower (more good money after bad?) and then hang on for as long as it takes so as not to declare the loan in default (when they would have to take a sudden hit to earnings). The upshot is that the depositors and stockholders (the owners) of a bank will have nearly no visibility as to the true condition of the bank’s financial health as it regards the bank’s commercial loan portfolio. For practical purposes there will also be no government oversight (not that it was worth much before). Fear not, the (nearly bankrupt) FDIC is standing behind the bank’s deposits.

The Nature of Debt

Borrowing (for a household or for a nation) involves spending tomorrow’s income today. If the borrowing is used to fund investment (say for a new factory), then there is the expectation that wealth will be created to not only pay back the loan, but also to produce income in the future.  The problem is that much of America’s borrowing over the last 20 years or so has been purely for consumption. Instead of factories built to create jobs and wealth for generations, we have been splurging on vacations, TV’s and fancy cars. This consumption is a destroyer of wealth for America (while it creates wealth abroad).

America borrowed and partied for a couple of decades and has woken up with some fun memories and some used stuff and huge claims on our future income that we are not quite sure how to pay off.

Confidence

Through the beginning of the economic crisis until today one thing that both bulls and bears can usually agree on is that the government has not structurally “fixed” much of anything in our financial system. Hundreds of billions of dollars were tossed at failed and bankrupt institutions (Wall Street, big banks, car companies…), but little was reformed or fixed. One critical result of the bailouts has been to further encourage egregious risk-taking by big banks and Wall Street (under the theory that if the bank is big enough, then “my profits are mine but my losses will be the tax payers”).

Americans have been encouraged to pretend that if we all believe hard enough, our problems will just go away. But, deep down, we know they won’t. Weak Consumer sentiment surveys reflect the visceral knowledge that we are living on “borrowed time”.

Consumer confidence is being shaken to its core and confidence is the central pillar of our current stability. Confidence is necessary for families to decide to borrow to buy a house, for businesses to expand and hire new employees, for bondholders to accept nothing or next to nothing in interest on government bonds, for the stock market to be valued at over 20 times earnings, and for continued bailouts of “zombie” countries (like Dubai or Greece) or debt laden companies.

Taking confidence for granted is a huge mistake. Confidence is an emotion. Emotions can quickly change and the current mood in America is not jolly.

Many Americans are beginning to ask questions and wonder if:

Maybe we can’t fix our credit crisis and deflating debt bubble and return to economic health by huge new deficit borrowings.

Maybe crushing new taxes on professionals and business owners will result in markedly higher unemployment and disappointing new tax collection.

Maybe with record snows and after uncovering a blizzard of fabricated data, we should re-examine the global warming hysteria and ask why the government is so anxious to have us believe in it.

Millions of Americans participated in “Tea Party” events last year. A Republican from Massachusetts was elected to the Senate. Clearly many previously politically apathetic people have been motivated to begin to take political action. Astute observers caution that these events are decidedly not pro-Republican but rather anti-Washington. In recognition, many Democrats are already lining up to run their 2010 congressional and senatorial re-election campaigns against White House policies. Could this make President Obama a “lame duck” just one year into his term? In response, the president is threatening to impose his agenda directly through the federal bureaucracy. 2010 will not lack for political theater.

The lack of confidence that many are feeling toward politicians may soon find voice in the markets. Last year, Iceland and Dubai’s economies fell apart, this year it is Greece (really most of southern Europe). The problem is the same in all cases: debt so high that even making interest payments is becoming difficult or impossible. Like a family whose minimum credit card payment begins to exceed their current income.

Moment of Recognition

Often in a worsening financial crisis, there is a “moment of recognition” when denial suddenly fades and both lender and borrower realize that there is little or no chance of a loan ever being paid back. The interest being paid is the best to be hoped for. Once that recognition has occurred, everything changes. After that, the borrower finds it exponentially harder and harder to borrow more money. After all, who wants to lend to someone who probably can never pay the loan back? To compensate for the increased risk, interest charges rise and begin to eat up more and more of the borrower’s income until it is obvious that bankruptcy is coming. As we saw earlier, if U.S. interest rates go up even modestly (1% or 2%) on Treasuries the impact to GDP, employment and the investment markets could be devastating.

Is America moving toward its “moment of recognition” in 2010? As we have shown, fundamental trends in the real economy, consumer behavior and government gridlock are concerning. Worldwide economic confidence is crumbling, and for good reason.

Moving forward, growing and preserving wealth will depend on recognizing the critical issues and formulating incisive investment strategy.

Surging stock market volatility in both directions is likely, and as in 2008, traditional long-only portfolios may be decimated in market downturns. An effective long/short or hedged approach could be crucial to profiting from opportunities while simultaneously protecting capital from massive losses.

In answering the title question: Stocks in 2010: Party On or Party Over? While the timing is uncertain, we would simply ask the last bull in the room to turn out the lights when they leave.

Tom Samuels is the portfolio manager of the Palantir Fund (PALIX) a long/short global equity fund. Mr. Samuels has been involved in the investment markets for nearly 30 years.

THE PALANTIR FUND INFORMATION AND IMPORTANT DISCLOSURES
Symbol	PALIX
Cusip	66537T810
Inception Date	April 17, 2007
Sales Load	None
Minimums	$2,500 NQ /$1,000 Q
Objectives	• Long Term Capital Appreciation • Protect Capital during unfavorable market conditions
The Palantir Fund c/o Gemini Fund Services, Suite 2 Omaha, Nebraska 68137-5401 1-866-97-PALIX (1-866-977-2549) www.palantirfunds.com

0259-NLD-2/23/2010

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks. Mutual Fund investing involves risk including loss of principal.  An investor should also consider the Fund’s investment objective, charges, expenses, and risk carefully before investing. This and other information about the Fund is contained in the fund’s prospectus, which can be obtained at www.palantirfunds.com or by calling 1-866-97-PALIX (1-866-977-2549). Please read the prospectus carefully before investing.   The fund is Distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.   Northern Lights Distributors, LLC as a firm does not make a market in, or conduct any research on, or recommend the purchase or sale of any of the above issues.  The recommendations are based solely on the research of The Palantir Fund and its advisor, Palantir Capital Management, Ltd. which will offer additional information upon request.   Past performance does not guarantee future results.

Palantir Fund
PORTFOLIO REVIEW
January 31, 2010 (unaudited)

The Fund’s performance figures* for the period ending January 31, 2010, compared to its benchmarks:

	One Year	Inception ** - January 31, 2010
Palantir Fund	14.03%	-1.64%
S&P 500 Total Return ***	33.14%	-8.64%
Lipper Long/Short Index ****	19.07%	-8.36%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized.

** Inception date is April 17, 2007

*** The S&P 500 Index is an unmanaged composite of 500-large capitalization companies.  This Index is widely used by professional investors as a performance benchmark for Large-Cap stocks.  You cannot invest directly in an Index.

**** The Lipper Long Short Index is an index of other mutual funds with a Long/Short investment strategy.  This Index is widely used by professional investors as a peer performance benchmark for Long/Short strategies.  You cannot invest directly in this Index.

Top Holdings By Industry	% of Net Assets
Financials	13.0%
Industrials	11.0%
Gold	10.8%
Agriculture	10.1%
Exchange Traded Funds	10.1%
Technology	8.8%
Food	5.2%
Healthcare - Products	5.2%
Oil & Gas	5.1%
Other, Cash & Cash Equivalents	20.7%
100.0%

Palantir Fund
PORTFOLIO OF INVESTMENTS
January 31, 2010
Shares				Value
		COMMON STOCK - 79.5%
		AGRICULTURE - 10.1%
1,196,000		Chaoda Modern Agriculture Holdings Ltd.		$ 1,168,420
1,002,000		China Green Holdings Ltd.		1,195,593
1,910,000		Golden Agri-Resources Ltd. *		702,557
40,000		Viterra, Inc. *		359,437
				3,426,007
		FINANCIALS - 13.0%
50,000	**	Annaly Capital Management, Inc.		869,000
25,000	**	Berkshire Hathaway, Inc. *		1,910,750
40,000	**	Hatteras Financial Corp.		1,095,600
161,313		Tetragon Financial Group Ltd.		545,983
				4,421,333
		FOOD - 5.2%
20,000	**	Hormel Foods Corp.		774,000
800	**	Seaboard Corp.		984,000
				1,758,000
		GOLD - 10.8%
40,000		Franco-Nevada Corp.		1,023,099
500,000		Great Basin Gold Ltd. *		820,000
150,000		International Royalty Corp.		1,000,500
200,000		New Gold, Inc. *		812,000
				3,655,599
		HEALTHCARE-PRODUCTS - 5.2%
40,000	**	Martek Biosciences Corp. *		861,600
70,000	**	Synovis Life Technologies, Inc. *		891,100
				1,752,700
		INDUSTRIALS - 11.0%
55,000	**	Astec Industries, Inc. *		1,368,950
60,000	**	Ceradyne, Inc. *		1,172,400
35,000	**	Ormat Technologies, Inc.		1,204,700
				3,746,050
		OIL & GAS - 5.1%
60,000		ATP Oil & Gas Corp. *		868,200
40,000	**	Enerplus Resources Fund		851,600
				1,719,800
		RETAIL - 1.6%
30,000	**	Ezcorp, Inc. *		544,800

		TECHNOLOGY - 8.8%
35,000		Multi-Fineline Electronix, Inc. *		835,450
25,000	**	Shanda Interactive Entertainment Ltd. - ADR *		1,155,250
2,631		Yahoo! Japan Corp.		994,057
				2,984,757
		TELECOMMUNICATIONS - 3.4%
40,000	**	Verizon Communications, Inc.		1,176,800

See accompanying notes to financial statements

Palantir Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2010
Shares				Value
		TRANSPORTATION - 3.5%
30,000		Arkansas Best Corp.		$ 676,200
150,000		Zenn Motor Co., Inc. *		512,676
				1,188,876
		WATER - 1.8%
20,000	**	Pico Holdings, Inc. *		627,800

		TOTAL COMMON STOCK ( Cost - $24,707,553)		27,002,522

		EXCHANGE TRADED FUNDS - 10.1%
		ASSET ALLOCATION FUND - 4.1%
60,000	**	PowerShares DB US Dollar Index Bullish Fund *		1,407,000

		DEBT FUND - 2.7%
10,000		iShares Barclays 20+ Year Treasury Bond Fund		923,100

		GOLD - 3.3%
50,000		Market Vectors Junior Gold Miners ETF *		1,106,500

		TOTAL EXCHANGE TRADED FUNDS ( Cost - $3,554,958)		3,436,600

		SHORT-TERM INVESTMENTS - 31.5%
		MONEY MARKET FUND - 19.7%
2,229,641		Dreyfus Institutional Reserves Treasury Fund, to yield 0.00% ***		2,229,641
2,229,641		Dreyfus Treasury Price Cash Management Fund, to yield 0.00% ***		2,229,641
2,229,641		Milestone Treasury Obligation Portfolio, to yield 0.01% ***		2,229,641
				6,688,923
		US TREASURY OBLIGATIONS - 11.8%
2,000,000	**	United States Treasury Bill 0.08% 04/08/2010		1,999,927
2,000,000	**	United States Treasury Bill 0.06% 04/22/2010		1,999,911
				3,999,838

		TOTAL SHORT-TERM INVESTMENTS ( Cost - $10,688,761)		10,688,761

		TOTAL INVESTMENTS - 121.1% ( Cost - $38,951,272) (a)		$ 41,127,883
		OTHER LIABILITIES LESS ASSETS - (21.1%)		(7,170,796)
		NET ASSETS - 100.0%		$ 33,957,087

See accompanying notes to financial statements

Palantir Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2010
Shares				Value
		SECURITIES SOLD SHORT - (28.4%)
15,000		Credit Suisse Group AG - ADR		$ 647,700
5,000		CurrencyShares Euro Trust		691,950
15,000		HMS Holdings Corp. *		676,350
22,000		iShares iBoxx $ High Yield Corporate Bond Fund		1,896,840
15,000		iShares MSCI Brazil Index Fund		970,200
10,000		Retail HOLDRs Trust		921,200
15,000		Salesforce.com, Inc. *		953,250
35,000		Southern Copper Corp.		932,050
50,000		SPDR Barclays Capital High Yield Bond ETF		1,944,000
		TOTAL SECURITIES SOLD SHORT (Proceeds $9,940,495)		$ 9,633,540

*	Non-income producing security.
**	A portion of these securities are held as collateral for short sales.
***	Money market fund; interest rate reflects seven-day effective yield on January 31, 2010.
	ADR - American Depositary Receipts
(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short)
	is $29,942,163 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
			Unrealized appreciation	$ 2,780,861
			Unrealized depreciation	(1,228,681)
			Net unrealized appreciation	$ 1,552,180

		Country of Issuer	Percentage
		Canada	10.5%
		China	3.4%
		Hong Kong	6.9%
		Japan	2.9%
		Singapore	2.1%
		South Africa	2.4%
		United Kingdom	1.6%
		United States	59.8%
		Total Equity Holdings	89.6%
		Percentage in the above table are based on net assets, excluding short-term investments, of the Fund as of January 31, 2010.

See accompanying notes to financial statements

Palantir Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2010

ASSETS
Investment in securities
At cost	$ 38,951,272
At value	41,127,883
Cash at broker	4,214,899
Receivable for securities sold	3,324,640
Foreign currency, at value (cost $148,392)	149,813
Receivable for fund shares sold	10,833
Dividends and interest receivable	33,379
Prepaid expenses and other assets	22,788
TOTAL ASSETS	48,884,235

LIABILITIES
Securities sold short, at value (Proceeds $9,940,495)	9,633,540
Payable for investments purchased	5,200,508
Payable for fund shares purchased	15,000
Investment advisory fees payable	31,782
Fees payable to other affiliates	15,395
Distribution (12b-1) fees payable	7,223
Accrued expenses and other liabilities	23,700
TOTAL LIABILITIES	14,927,148
NET ASSETS	$ 33,957,087

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 37,277,148
Undistributed net investment income	130,517
Accumulated net realized loss from investments, short sales,
options and foreign currency transactions	(5,935,418)
Net unrealized appreciation of investments, short sales,
options and foreign currency translations	2,484,840
NET ASSETS	$ 33,957,087

Shares of beneficial interest outstanding	3,672,234

Net asset value, offering and redemption price per share	$ 9.25

See accompanying notes to financial statements

Palantir Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2010

INVESTMENT INCOME
Dividends (Net of $17,341 of foreign tax withheld)	$ 638,486
Interest	56,425
TOTAL INVESTMENT INCOME	694,911

EXPENSES
Investment advisory fees	397,442
Interest expense	130,788
Distribution (12b-1) fees	90,328
Administrative services fees	44,134
Custodian fees	27,785
Accounting services fees	32,336
Transfer agent fees	25,070
Professional fees	21,969
Registration fees	21,640
Compliance officer fees	11,445
Trustees’ fees and expenses	5,879
Printing and postage expenses	3,891
Insurance expense	2,294
Dividends on securities sold short	287,589
Other expenses	5,055
TOTAL EXPENSES	1,107,645

NET INVESTMENT LOSS	(412,734)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain/(loss) on transactions from:
Investments	2,636,793
Securities sold short	(4,288,549)
Distributions of long-term realized gains
from other investment companies	4,979
Foreign currency transactions	(208,783)
Net realized loss	(1,855,560)

See accompanying notes to financial statements

Palantir Fund
STATEMENT OF OPERATIONS (Continued)
For the Year Ended January 31, 2010

Net change in unrealized appreciation/(depreciation) on:
Investments	$ 6,949,600
Securities sold short	(331,771)
Foreign currency translations	4,689
Net change in unrealized appreciation/(depreciation)	6,622,518

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,766,958
AND FOREIGN CURRENCY TRANSACTIONS

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 4,354,224

See accompanying notes to financial statements

Palantir Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2010	January 31, 2009
FROM OPERATIONS
Net investment income / (loss)	$ (412,734)	$ 513,097
Net realized loss from investment, short sales and
foreign currency transactions	(1,860,539)	(2,840,967)
Distributions of long-term realized gains
from other investment companies	4,979	-
Net change in unrealized appreciation / (depreciation) on
investments, short sales and foreign currency translations	6,622,518	(3,890,097)
Net increase / (decrease) in net assets resulting from operations	4,354,224	(6,217,967)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(75,822)	(361,094)
Net decrease in net assets from distributions to shareholders	(75,822)	(361,094)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	11,026,670	15,978,957
Net asset value of shares issued in
reinvestment of distributions to shareholders	73,916	359,293
Payments for shares redeemed	(13,249,883)	(3,938,509)
Net increase/(decrease) in net assets from shares of beneficial interest	(2,149,297)	12,399,741

TOTAL INCREASE IN NET ASSETS	2,129,105	5,820,680

NET ASSETS
Beginning of Year	31,827,982	26,007,302
End of Year*	$ 33,957,087	$ 31,827,982
* Includes undistributed net investment income of:	$ 130,517	$ 42,479

SHARE ACTIVITY
Shares Sold	1,202,820	1,627,020
Shares Reinvested	7,948	46,182
Shares Redeemed	(1,453,973)	(435,020)
Net increase / (decrease) in shares of beneficial interest outstanding	(243,205)	1,238,182

See accompanying notes to financial statements

Palantir Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the Year	For the Year		For the Period
	Ended	Ended		Ended
	January 31, 2010	January 31, 2009		January 31, 2008 (1)

Net asset value, beginning of year	$ 8.13	$ 9.71		$ 10.00

Activity from investment operations:
Net investment income/(loss) (2)	(0.10)	0.15		0.07
Net realized and unrealized gain/(loss) on investments	1.24	(1.64)		(0.18)
Total from investment operations	1.14	(1.49)		(0.11)
Less distributions from:
Net investment income	(0.02)	(0.09)		(0.06)
Net realized gains	-	-		(0.12)
Total distributions	(0.02)	(0.09)		(0.18)

Net asset value, end of year	$ 9.25	$ 8.13		$ 9.71

Total return (3)	14.03%	-15.27%		-1.18%	(4)

Net assets, end of year (000s)	$ 33,957	$ 31,828		$ 26,007

Ratio of gross expenses to average net assets (5)	3.07%	2.40%	(6)	2.53%	(7)

Ratio of gross expenses to average net assets
excluding dividends from securities sold short and interest expense (5)	1.91%	2.02%	(6)	2.32%	(7)

Ratio of net expenses to average net assets (5)	3.07%	2.40%	(6)	2.46%	(7)

Ratio of net expenses to average net assets excluding
dividends from securities sold short, interest expense and fee recapture (5)	1.91%	2.02%	(6)	2.25%	(7)

Ratio of net expenses to average net assets excluding
dividends from securities sold short, interest expense and before recapture of fees (5)	1.91%	1.97%		2.25%	(7)

Ratio of net investment income/(loss) to average net assets (5)	-1.14%	1.64%	(6)	0.87%	(7)

Portfolio Turnover Rate	656%	405%		169%	(4)

(1) The Palantir Fund commenced operations on April 17, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Assume reinvestment of all dividends and distributions, if any.
(4) Not Annualized.
(5)	The ratios shown do not include the Fund’s proportionate share of the expenses of the underlying investment funds in which the Fund invests.
(6) The ratios shown reflects recapture of prior period expense reimbursement by the advisor.
(7) Annualized.

See accompanying notes to financial statements

Palantir Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2010

1.

ORGANIZATION

The Palantir Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund seeks to provide long-term capital appreciation. A secondary objective of the Fund is to protect capital during unfavorable market conditions.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date. In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Fair valuing of securities with the assistance of a pricing service is determined by using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the underlying funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market

Palantir Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 20,500,700	-	-	$ 20,500,700
Foreign Securities	1,895,211	4,606,611	-	6,501,822
Exchange Traded Funds	3,436,600	-	-	3,436,600
Short-Term Investments		10,688,761	-	10,688,761
Total	$ 25,832,511	15,295,372	-	$ 41,127,883
Liabilities
Common Stocks, Sold Short	$ 9,633,540	-	-	$ 9,633,540
Total	$ 9,633,540	-	-	$ 9,633,540

                        The Fund did not hold any Level 3 securities during the year.

                        *  Refer to the Portfolio of Investments for industry classification.

Palantir Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2008 and 2009 and during the year ended January 31, 2010 and

Palantir Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Options Transactions – The Fund is subject to equity price risk in the normal coarse of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and covered put options and purchase call and put options.

When the Portfolio writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Portfolio has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolio may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Portfolio’s portfolio.  If such a decline occurs, the put options will permit the Portfolio to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Portfolio.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Portfolio since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.  As of January 31, 2010, the Portfolio had no open options. For the year ended January 31, 2010, the Fund had gains of $449,222.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Palantir Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

In accordance with the terms of its brokerage agreements, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended January 31, 2010, the Fund had net charges of $130,788 on borrowed securities. Such amounts are included in interest expense on the statement of operations.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short sales and short-term investments, amounted to $152,652,745 and $155,820,511 respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by of the Board, which is responsible for the overall management of the Fund. Palantir Capital Management, Ltd. serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent, and custody administration services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily investment operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.10% of the Fund’s average daily net assets.

Palantir Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, until May 31, 2010, to waive the investment advisory fee and reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front end load or contingent deferred loads, taxes, leverage interest,  brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund may invest, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.25% per annum of the Fund’s average daily net assets.  During the year ended January 31, 2010, the Advisor did not waive any fees.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.25% of average daily net assets, the Advisor will be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.25% of average daily net assets. If Fund Operating Expenses subsequently exceed 2.25% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of January 31, 2010 there were no fee waivers subject to recapture by the Advisor.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee and or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to Northern Lights Fund Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings.  The Fund pays the chairperson of the audit committee an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

Palantir Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

The greater of:

A minimum annual fee of $40,000 or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $30,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected were $8,013 for the year ended January 31, 2010.  The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended January 31, 2010, the Fund incurred expenses of $11,445 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended January 31, 2010, GemCom collected amounts totaling $3,186 for EDGAR and printing services performed.

Palantir Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2010

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of January 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales; mark-to-market adjustments on passive foreign investment companies; and tax adjustments due to partnerships and royalty trusts.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $8,135; passive foreign investment company, partnership and royalty trust adjustments of $746,588.

At January 31, 2010, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Capital and foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $985,049 of capital losses and $10,645 of foreign currency losses.

Permanent book and tax differences, attributable to the tax treatment of foreign currency losses and tax adjustments related to grantor trusts, passive foreign investment companies, royalty trusts and partnerships, resulted in reclassification for the period ended January 31, 2010 as follows: an increase in undistributed net investment income of $576,594 and an increase in accumulated net realized loss from investments, short sales, options and foreign currency transactions of $576,594.

6.    SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through March 31, 2010 and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Palantir Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Palantir Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period April 17, 2007 (commencement of operations) through January 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Palantir Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period April 17, 2007  through January 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

                BBD, LLP

Philadelphia, Pennsylvania

March 31, 2010

Palantir Fund

EXPENSE EXAMPLES

January 31, 2010 (Unaudited)

As a shareholder of the Palantir Fund, you may incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Palantir Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2009 through January 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Palantir Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 8/1/09	Ending Account Value 1/31/10	Expense Paid During Period 8/1/09 - 1/31/10 *
Actual	$1,000.00	$990.50	$17.15
Hypothetical (5% return before expenses)	$1,000.00	$1,007.98	$17.30

*Expenses are equal to the Fund’s annualized expense ratio including dividends on short sales of 3.42% multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Palantir Fund

SUPPLEMENTAL INFORMATION

January 31, 2010 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merrill Bryan** (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Anthony J. Hertl (59) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust	48
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Professor, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	48
Interested Trustees and Officers
Michael Miola*** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	48

Palantir Fund

SUPPLEMENTAL INFORMATION (continued)

January 31, 2010 (Unaudited)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001-2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999-2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-97-PALIX.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-97-PALIX or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-97-PALIX.

INVESTMENT ADVISOR

Palantir Capital Management, Ltd.

3200 Southwest Freeway, Suite 3020

Houston, TX 77027

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

(a)(2)

Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees
2010 - $ 14,000

2009 - $ 13,500

2008 - $ 12,500

(b)

Audit-Related Fees
2010 - None

2009 - None

2008 - None

(c)

Tax Fees
2010 - $ 2,000

2009 - $ 2,000

2008 - $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees
             2010 - None

2009 - None

2008 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

2009

2008

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $ 2,000

2009 - $ 2,000

2008 - $ 2,000

(h)

The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/9/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/9/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/9/10